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                                                                      EXHIBIT 24

                           SPECIAL POWER OF ATTORNEY


     The undersigned hereby appoint C. Jack Bean and B. J. Curley, and each of them severally, as attorneys and agents for the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of Surety Capital Corporation (the "Form 10-K") for the fiscal year ended December 31, 1998, with said attorneys and agents to have full power and authority to do and perform in the name of and on behalf of the undersigned, every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, such power to extend to the execution of any amendment to the Form 10-K.

     Executed this 1st day of April, 1999.


                                     /s/ C. Jack Bean
                                    ------------------------------
                                    C. Jack Bean


                                     /s/ William B. Byrd
                                    ------------------------------
                                    William B. Byrd


                                     /s/ B. J. Curley
                                    ------------------------------
                                    B. J. Curley


                                     /s/ Joseph S. Hardin
                                    ------------------------------
                                    Joseph S. Hardin


                                     /s/ G. M. Heinzelmann, III
                                    ------------------------------
                                    G. M. Heinzelmann, III


                                     /s/ Margaret E. Holland
                                    ------------------------------
                                    Margaret E. Holland


                                     /s/ Michael L. Milam
                                    ------------------------------
                                    Michael L. Milam


                                     /s/ Garrett Morris
                                    ------------------------------
                                    Garrett Morris


                                     /s/ Cullen W. Turner
                                    ------------------------------
                                    Cullen W. Turner